AAM/HIMCO Short Duration Fund

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated December 2, 2015, to the
Statement of Additional Information dated November 1, 2015

Effective immediately, the AAM/HIMCO Short Duration Fund has ended its relationship with SS&C Technologies. Accordingly, the eighth and ninth paragraphs under the heading “PORTFOLIO HOLDINGS INFORMATION” beginning on page 49 of the Statement of Additional Information are deleted in their entirety and replaced with the following:

In addition, the Fund has entered into ongoing arrangements to disclose portfolio holdings to the following entities:

•	Barclays Capital Inc. (POINT software)
•	BlackRock Solutions
•	Citigroup (Yield Book software)
•	Cognizant Technology Solutions
•	Factset Research Systems Inc.
•	Glass Lewis & Company
•	Markit ECM (CADIS Software Limited)
•	Markit Group (Quantitative Services Group LLC)
•	TerraNua/MyComplianceOffice
•	TATA Consulting

Portfolio holdings are disclosed on a daily basis to BlackRock Solutions, TerraNua/MyComplianceOffice, FactSet Research Systems Inc., Glass Lewis & Co., and Markit Group (Quantitative Services Group LLC). Portfolio holdings are disclosed to Barclays Capital Inc. (POINT software), Markit EDM (CADIS Software Limited), Citigroup (Yield Book software), and TATA Consulting periodically, as needed, with no delay. Cognizant Technology Solutions is an information technology consultant that may access daily holdings information as needed.

Please file this Supplement with your records.